Federated Hermes Government Income Securities, Inc.
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund
Federated Hermes Income Securities Trust
Federated Hermes Fund for U.S. Government Securities
Federated Hermes Real Return Bond Fund
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund
Federated Hermes Total Return Government Bond Fund
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO CURRENT PROSPECTUSES
Under the heading entitled “What are the Fund’s Principal Investments?,” please delete the sub-section entitled “Additional Information Regarding the Security Selection Process” in its entirety and replace it with the following:
“Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser may consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social, and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input in its primary analysis.”
October 14, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455564 (10/21)
© 2021 Federated Hermes, Inc.